Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. For the period ended June 30, 2007, the average annual total returns of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 22.04%, 12.24% and 12.91%; and 23.47%, 10.49% and 12.33%, respectively. For the period ended June 30, 2007, the average annual total returns of Ariel Focus Fund for the one-year and since inception periods (June 30, 2005) were 18.90% and 11.50%.

As of September 30, 2006, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.07% and 1.16%, respectively. As of September 30, 2006, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 2.20%. Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2008. After that date, there is no assurance that such expenses will be limited.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

For a current prospectus which includes the investment objectives, risks, management fees, charges and expenses as well as other information, call 800-292-7435. Please read the prospectus carefully before investing. ©2007, Ariel Distributors, LLC.

Ariel Investment Trust
200 East Randolph Drive, Suite 2900
Chicago, Illinois 60601
800-292-7435
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Turtle Talk with our Investment Specialists

My credit card company offers the option to access account information online. This feature enables me to view my statements as soon as they are available and reduces the amount of paper in my already crowded mailbox. Does Ariel provide a similar benefit to shareholders? Is it secure?

-Stella D., New York

Khoa: Yes, Ariel offers shareholders a similar service called eDelivery, which allows you to receive important documents like your quarterly statements, tax forms, shareholder reports and prospectuses online rather than in the mail. By signing up for this free service, you will have faster access to Ariel statements and reports and get less paper in your mailbox.

Protecting your privacy is very important to Ariel. As such, you will first receive an email from us notifying you that your statement is ready. Then, at your convenience, you can log on to our secure server to view your statement.

Signing up for eDelivery is easy! Simply log on to your account at arielmutualfunds.com. Next, on the My Portfolio page, select “view/edit eDelivery settings” from the dropdown menu and click go. Then, pick the documents you want to receive electronically and submit your preferences.

Please note, to sign-up for eDelivery, you first need to set-up your account for online access. For more information about establishing electronic access, please visit arielmutualfunds.com/username/ or call us at 800.292.7435, option 4.

JUNE 30, 2007	SLOW AND STEADY WINS THE RACE

“For the quarter ended June 30, 2007...all three Ariel Mutual Funds solidly outperformed their respective benchmarks as well as the broad market.”

Dear Fellow Shareholder: For the quarter ended June 30, 2007, we are pleased to report all three Ariel Mutual Funds solidly outperformed their respective benchmarks as well as the broad market. More specifically, Ariel Fund posted a +7.9% return during a time when the smaller holdings of the Russell 2500 Value Index grew +2.9% and its sibling Russell 2500 Index earned +4.9%. Remarkably, Ariel Appreciation Fund also rose +7.9%—while the Russell Midcap Value Index earned +3.7% and the Russell Midcap Index experienced a +5.3% gain. Ariel Focus Fund performed similarly—its +6.5% return was well ahead of the Russell 1000 Value Index which was up +4.9% as well as the Russell 1000 Index and the S&P 500 Index which rose +5.9% and +6.3% respectively. It is also worth mentioning that after a difficult period for our more conservative portfolios of well-known brands and franchises, our performance rebound now extends over a full year. For the 12-months ending June 30th, both Ariel and Ariel Appreciation Funds have narrowed the gaps and have pulled ahead of their respective benchmarks, while Ariel Focus is quickly closing in.

As we have stated in times past, our high quality, lower risk names do not generally keep up in rapidly rising markets but often provide meaningful down-side protection in tougher environments. This might lead one to wonder, what has been different this year when year-to-date the broad market as measured by the S&P 500 has risen +7.0%. Over this same six-month period, Ariel Fund is up +12.1%—well ahead of the Russell 2500 Value Index’s +6.1% gain and the +8.7% rise of the Russell 2500 Index. Ariel Appreciation tied the Russell Midcap Index—both having risen +9.9% during the first half, while the more style-similar Russell Midcap Value Index posted a somewhat lower +8.7% return. Although Ariel Focus is up +5.4% mid-year, the Russell 1000 Value and Russell 1000 indices have done a bit better—with +6.2% and +7.2% respective returns. With the exception of some weakness that has persisted in our media holdings (which we expect to eventually reverse course), this quarter and so far this year, our portfolios have been helped by strong stock picking; the market’s rotation away from some of its lower quality favorites; and our ability to successfully weather a market downdraft in June.

We view our across-the-board outperformance this quarter as well as the magnitude of the differences as being especially noteworthy given the robustness of a stock market frenetically hitting new highs. No doubt things have been good for stocks, but finally some uneasiness is starting to come to fore as this aging bull turns 5 years old in October—still the second longest rally since 1929 without a 10% correction. For example, the July 23, 2007 issue of Barron’s noted, “. . . things have been eerily good for

ARIELMUTUALFUNDS.COM

equity investors.” In a similar vein, a July 8th New York Times article entitled, “A Strong Quarter, A Shaky Foundation,” was a bit less cryptic. There, the reporter noted, “Despite some gut wrenching setbacks, the stock market charged ahead to a strong finish in the second quarter, overcoming significant challenges posted by climbing bond yields, escalating problems in the housing market and rising oil prices.” While cautionary voices like these are few and far between, at least there is some acknowledgement that this bull is increasingly showing signs of fatigue—leaving the Times to wonder if, “...the current rally has the legs to withstand what may lie ahead.” As we write, the market has already begun to have some tough days.

Productive Originality

Value Investor Insight, an industry newsletter, once wrote that “American Heritage dictionary [defines a creative person] as ‘one who displays productive originality.’” The concept of “productive originality” is exactly what we aspire to do at Ariel—search for original ideas (stocks) that will ultimately produce excellent returns. The very nature of being original when investing, is having the courage to go against the grain. Taking this kind of contrarian stance means that one must have a good reason for holding a differing point of view—one based on research, not gut. And one must have the courage and patience to stick with the decision, even in times of maximum pain.

One stock that illustrates this story better than any in recent years is our defiant ownership of Janus Capital Group Inc. When we first bought shares of Janus back in October 2002, the company was suffering from a rash of high profile portfolio manager defections when the Internet bubble burst only to be followed by a bear market. Before this painful comeuppance, Janus was the darling of the fund industry—at one point in 2000, its nosebleed-like-tech driven returns were bringing in as much as $1 billion a day. In fact, according to the New York Times, “In early 2000...half of [all] the money pouring in mutual funds... went to Janus.” When its assets peaked at $330 billion that year, the stock traded as high as $54 a share. By March 2000, when the bubble burst, Janus funds fell hard and fast. Many of its flagship funds lost more than 60% of their value—some lost near 80% and not surprisingly, investors ran for the hills. By December 2002, assets hit a low of $137 billion.

Contrary to popular opinion at the time, we saw Janus as a great, established franchise—the best around at growth stock investing. And even though its team’s high octane focus was diametrically opposed to our own value sensibilities, we could appreciate Janus’ unique perspective. As such, we initiated our first position in October 2002 at an average price of $12.41 per share. Early on, things went quite well and the stock rebounded nearly +20% within a year.

“The very nature of being original
when investing, is having the courage
to go against the grain.”

Fast forward to September 3, 2003—New York Attorney General, Eliot Spitzer, launched a widespread investigation into allegations of mutual fund market timing—a questionable practice that allowed hedge fund managers to rapidly buy and sell fund shares at the expense of the returns of other fund investors. Janus was among the companies being investigated. Soon thereafter, fund industry tracker, Morningstar, advised investors to avoid the company saying, “We think that the Janus fund family does not deserve investors’ confidence.” By the end of the month, the stock had dropped nearly -25%. These bombshells led us to re-do our research from scratch—we worked as if we never owned the company so we could operate without bias. After a massive effort that included dozens and dozens of conversations with people inside and outside of the company, and a thorough review of the company’s financials, we determined an isolated group of bad apples exercised poor judgment that ultimately cost the company a $225 million settlement. While not good, also not fatal.

QUARTERLY REPORT JUNE 30, 2007

Our next step was to sharpen our focus and attempt to look beyond the chaos of the moment. Subsequently, Janus cleaned house and its board installed new leadership. We liked the people—they did not make excuses for past indiscretions, they spoke candidly, and they pledged to get things back on track. Moreover, they had concrete ideas—from better compensation incentives to more robust risk controls. The company known for its in-your-face mavericks were now “mavericks with discipline” according to Director of Research, Jim Goff. Against this backdrop, our own investigative effort ultimately led us to believe the franchise would be saved or sold—and either way, there was money to be made. We bought more shares and proceeded to add to our position patiently and consistently over the course of five years—often on negative headlines, Wall Street downgrades and earnings disappointments—convinced that once outflows stemmed and growth stock investing came back in vogue, the company shares could do well.

“For us, investing is a creative process,
steeped in discipline, grounded in
deep research and ultimately
borne out by patience.”

Jump ahead to today and Janus is now celebrated for a remarkable turnaround. For example, Janus Research Fund is the best performing large-cap growth fund this year. Moreover, according to a Barron’s cover story, “As of May 31, 69% of [Janus] assets...were in funds with four- or five-star Morningstar ratings based on five-year returns...” Not surprisingly, investors are returning—the first quarter was the first in six years where the company did not suffer net redemptions. This year alone, Janus stock has climbed +28.9%. Over the last twelve months, with its shares up +55.5%, Janus is the top performing publicly-traded mutual fund company in the country. The stock has risen +18.5% on an annualized basis since we made our first purchase. The amazing thing is that back then, Janus had the distinction of being our most widely reviled holding. And yet, despite overwhelming skepticism, we stuck to our convictions—a strong point of view grounded in deep, proprietary research. In the end, our patience and courage paid off and we experienced productive originality.

The one thing that frustrates so many people who consider working in the investment business is that there is so much you cannot control. For example, there is no way to really know what sectors will be in vogue at any given time, or why sometimes good stocks sink for a while and lousy ones swim longer than you can ever imagine. There is no way to know where interest rates will be at year-end, or how much a barrel of oil will cost next March. There is no way to know when an investigation will come out of left field. Moreover, sometimes when your conviction leads you to keep buying declining shares—you are wrong—we have been there too! The only thing that an investor can control is their focus—which brings us full circle to our performance this year. While our portfolio holdings are virtually the same as this time last year, the environment is totally different. So although we cannot predict market rotations, upswings or downdrafts, we can control our unfailing devotion to bottom-up stock picking. For us, investing is a creative process, steeped in discipline, grounded in deep research and ultimately borne out by patience.

As always, we appreciate the opportunity to serve you and welcome any questions or comments that you might have. You can also contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

800-292-7435

Company Spotlight	[Ariel Fund]

A.G. Edwards, Inc. (NYSE: AGE)

1 North Jefferson Avenue

St. Louis, MO 63103

877-835-7877

www.agedwards.com

A.G. Edwards, Inc. is a national retail brokerage house catering to the millionaire next door—wealthy individuals whose investable assets range from $100,000 to over $1 million. A.G. Edwards offers clients access to a broad spectrum of services, predominantly securities brokerage as well as asset management, mutual funds and insurance. While many larger brokerage firms target the more profitable high net worth market, A.G. Edwards has carved out a niche by successfully pursuing those wealthy individuals who may not be multi-millionaires, but who are willing to pay for service, research and financial advice.

Building a Client-First Culture

The company boasts a number of competitive advantages. Most visible is its impressive national infrastructure with a network of over 740 offices and 6,600 financial advisors. This expansive footprint positions the company to serve clients nationwide, including many smaller communities which are typically overlooked by larger competitors. More importantly, A.G. Edwards’ broad local presence decreases its cost of attracting new customers, ultimately boosting incremental margins. Also noteworthy is the company’s client-first culture and reputation for high-touch service. To maintain this premier service level, the company has an award-winning training program for its financial advisors. In fact, for seven-consecutive years, A.G. Edwards has been listed by Training magazine as having one of the country’s top corporate education programs. Another important advantage is the company’s low broker turnover rate—said to be the lowest in the industry. Financial advisor tenure is critical to building client trust and it also helps lower client attrition in market downturns.

A Compelling Opportunity

The stock prices of retail brokerage firms have suffered over the past few years beginning with the Internet meltdown followed by general softening economic conditions—which from our view, created an excellent buying opportunity. While investors penalized the entire industry, our due diligence suggested that Wall Street had underestimated A.G. Edwards’ strong business fundamentals. We also like management’s discipline and commitment to steadying profitability by growing a more predictable fee-based revenue stream over erratic commissions from individual trades.

The Benefits of Patience

Recently, a number of larger banks have poached smaller, high-quality financial firms for their prestigious client lists—affording them the opportunity to cross-sell products and services. Given its reputation and affluent client base, A.G. Edwards proved an excellent “catch.” In May, Wachovia Corp., the country’s fourth largest bank holding company, announced plans to acquire this quality brokerage house at a 16% premium from the prior day’s closing price. Wachovia’s announcement validated the conviction we had all along. We exited our position in June.

QUARTERLY REPORT JUNE 30, 2007

Company Spotlight	[Ariel Fund]
[Ariel Appreciation Fund]

The Interpublic Group of Companies, Inc. (NYSE: IPG)

1114 Avenue of the Americas

New York, NY 10036

212-704-1200

www.interpublic.com

The Interpublic Group of Companies, Inc. is the holding company for a comprehensive group of marketing and communication agencies. After years of industry consolidation, Interpublic is one of only a handful of companies still dominating the advertising industry. Although Interpublic’s name may not be familiar, the company’s underlying franchises, like McCann Erickson Worldwide, Campbell-Ewald and Jack Morton, have much wider recognition and some of the best creative reputations in the industry. Beyond traditional advertising, Interpublic also offers clients an extensive suite of services including market research, public relations, brand consultancy, event planning as well as bargaining power in media buys.

Worldwide Competitive Strength

In addition to its breadth of offerings, Interpublic’s global reach and scale is critical to effectively serving large multi-national clients. With over 43,000 creative personnel working in 130 countries, Interpublic can meet virtually all of a client’s marketing and advertising needs anywhere they do business. As a result, Interpublic has attracted world-class firms like General Motors, Johnson & Johnson and Microsoft. Additionally, loyalty is a hallmark of Interpublic’s client relationships, creating enviable recurring revenue streams and the opportunity to sell customers additional products and services to enhance their brands.

Tough Times

Interpublic has struggled with a number of legacy issues. During the 1990s, Interpublic embarked on a significant acquisition binge. This bender resulted in a disjointed corporate structure and excessive debt levels. Compounding investor skittishness over its balance sheet, the company also suffered from softness in the advertising industry and multiple leadership changes. Notably, Interpublic has had four CEOs in six years. These issues have pressured the company’s stock price and burdened today’s management team with rightsizing the organization and restoring profitability levels. Recovering lost ground is difficult and takes time, yet the stock has rallied in the last year. Moreover, current CEO Michael Roth has valuable turnaround experience and has demonstrated the ability to make tough decisions necessary to right the ship. Since taking the helm in 2005, he has created positive momentum, particularly through organic growth and important new business wins like Kmart, Kraft and Weight Watchers.

Compelling Valuation

In our view, Interpublic is a unique collection of properties and creative talent. Take McCann Erickson alone. This ad agency boasts more global accounts than any other and is often considered the gold-standard in global advertising. Our due diligence suggests that the valuation of even just a few of the jewels in Interpublic’s collection is worth far more than Wall Street’s evaluation of the entire jewel box.

As of June 30, 2007, shares traded at $11.40, a 24% discount to our $15 estimate of private market value.

ARIELMUTUALFUNDS.COM

Company Spotlight	[Ariel Focus Fund]

UBS AG (NYSE: UBS)

Bahnhofstrasse 45

CH-8098 Zurich, Switzerland

41-44-234-11-11

www.ubs.com

Headquartered in Switzerland, UBS AG is one of the world’s leading financial institutions. UBS has established a presence in every major financial center across the globe and is recognized as a leader in asset management, wealth management, investment banking and securities, as well as retail and corporate banking services.

Worldwide Financial Powerhouse

With over $2.5 trillion in managed assets, UBS is one of the largest and most prestigious private wealth managers in the world. The company has a stellar reputation as a private banker, particularly in Europe and Asia. Banking at the firm is often considered a mark of success. Notably, UBS has earned numerous awards of excellence in this area including “Outstanding Global Private Bank 2006” from Private Banker International newsletter and “Best Private Bank” in Euromoney magazine’s benchmark annual survey for four years running. Additionally, UBS is a top asset gatherer. In fact, UBS attracted approximately $124 billion in new money last year alone. In our view, this achievement speaks to the trust and respect people have in the firm.

Room to Grow

Lately, Wall Street appears overly fixated on the firm’s lack of U.S. penetration. Yet, with 30% to 40% of global wealth domiciled in North America—combined with UBS’ premier servicing and reputation—we see ample runway for growth across the United States. Equally important, we believe the Street is not giving the company enough credit for its international wealth management strength. For example, UBS has the leading share of private wealth in Asia, the world’s fastest region of global growth and there is still considerable room to make further inroads. A second area of concern for the investment community has been the company’s first quarter stumble with a small internal hedge fund that was ultimately shut down. This short-term disappointment created a nice buying opportunity for us.

World-Class Brand

With its incredible scale and large coffer of assets, we believe UBS can increase its U.S. penetration and continue to capture international growth. Beyond our own due diligence, we see the firm’s professionalism and advantages first-hand as UBS is both a valued client and a third party distributor for our mutual funds. As a result, we are acutely aware of the premier servicing UBS offers in the U.S., which only furthers our conviction in this company.

As of June 30, 2007, UBS traded at $60.01 a share, a compelling 36% discount to our private market value estimate of $94.

QUARTERLY REPORT JUNE 30, 2007

Ariel Fund Performance Summary	Inception: November 6, 1986

Composition of Equity Holdings

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Financial Services	32.0%	33.6%	22.4%	21.8%

Consumer Discretionary & Services	25.3%	13.3%	18.7%	11.9%

Producer Durables	11.0%	5.3%	7.3%	4.6%

Materials & Processing	10.4%	12.0%	10.8%	3.7%

Technology	7.3%	8.0%	11.2%	13.0%

Consumer Staples	7.1%	3.0%	2.2%	7.3%

Health Care	6.9%	4.8%	10.8%	11.9%

Utilities	0.0%	10.5%	5.9%	8.0%

Other Energy	0.0%	4.1%	5.3%	4.0%

Autos & Transportation	0.0%	4.0%	4.4%	2.4%

Other	0.0%	1.4%	0.9%	4.8%

Integrated Oils	0.0%	0.0%	0.1%	6.7%

†    Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	94.2%
Cash & Other	5.8%

Expense Ratio

As of 9/30/06	1.07%

Average Annual Total Returns as of June 30, 2007

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Fund	7.89%	12.14%	22.04%	10.85%	12.24%	12.91%	13.83%
Russell 2500 Value Index	2.91%	6.09%	18.41%	16.10%	15.81%	12.78%	13.68%
Russell 2500 Index	4.94%	8.67%	18.73%	14.97%	15.30%	11.00%	12.43%
S&P 500 Index	6.28%	6.96%	20.59%	11.68%	10.71%	7.13%	11.68%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Top Ten Equity Holdings

1	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	5.6%

2	Markel Corp. Specialty insurance provider	5.0%

3	Energizer Holdings, Inc. Consumer battery and razor manufacturer	4.8%

4	Mohawk Industries, Inc. Manufacturer and distributor of floor coverings	4.5%

5	IDEX Corp. Industrial product manufacturer	4.2%

6	Jones Lang LaSalle Inc. Real estate services and money management firm	4.0%

7	Anixter International Inc. Global distributor of communication products, wire, cable and fasteners	3.9%

8	HCC Insurance Holdings, Inc. Global provider of specialized property and casualty insurance	3.8%

9	Janus Capital Group Inc. Diversified asset management company	3.7%

10	City National Corp. Regional bank and private wealth management company	3.7%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800-292-7435

Ariel Fund Schedule of Investments	June 30, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—94.15%	Cost	Market Value

	Consumer Discretionary & Services—23.78%
1,465,500	Black & Decker Corp.	$118,566,967	$129,418,305
169,100	Career Education Corp. (a)	3,149,811	5,710,507
3,423,200	Harte-Hanks, Inc.	81,362,199	87,907,776
7,496,050	Hewitt Associates, Inc., Class A (a) (b)	192,863,559	239,873,600
7,406,800	Interpublic Group of Cos., Inc. (a)	81,206,219	84,437,520
3,658,900	Lee Enterprises, Inc.	126,721,405	76,324,654
3,822,600	McClatchy Co., Class A	188,832,325	96,750,006
1,905,700	Mohawk Industries, Inc. (a)	136,902,456	192,075,503
2,497,175	Royal Caribbean Cruises Ltd.	106,172,416	107,328,582
		1,035,777,357	1,019,826,453
	Consumer Staples—6.67%
5,437,200	Constellation Brands, Inc. (a)	119,401,996	132,015,216
2,418,953	J.M. Smucker Co.	96,648,892	153,990,548
		216,050,888	286,005,764
	Financial Services—30.14%
3,962,450	Assured Guaranty Ltd. (b)	81,579,509	117,130,022
1,219,775	Chittenden Corp.	32,662,623	42,631,136
2,098,700	City National Corp.	152,241,987	159,690,083
2,853,400	Equifax Inc.	108,089,650	126,748,028
5,924,600	H&R Block, Inc.	136,158,664	138,457,902
4,903,450	HCC Insurance Holdings, Inc.	92,490,901	163,824,265
5,746,000	Janus Capital Group Inc.	74,009,975	159,968,640
1,500,500	Jones Lang LaSalle Inc.	23,634,203	170,306,750
440,925	Markel Corp. (a)	102,045,666	213,654,618
		802,913,178	1,292,411,444
	Health Care—6.46%
1,093,900	Bio-Rad Laboratories, Inc., Class A (a)	65,575,561	82,666,023
4,915,575	IMS Health Inc.	114,603,686	157,937,424
1,979,675	Invacare Corp.	65,309,597	36,287,443
		245,488,844	276,890,890
	Materials & Processing—9.82%
3,615,710	Brady Corp., Class A	69,842,871	134,287,469
2,068,450	Energizer Holdings, Inc. (a)	62,239,781	206,017,620
1,650,100	USG Corp. (a)	80,512,471	80,920,904
		212,595,123	421,225,993

QUARTERLY REPORT JUNE 30, 2007

Number of Shares	COMMON STOCKS—94.15% (cont’d)	Cost	Market Value

	Producer Durables—10.40%
3,380,000	ACCO Brands Corp. (a) (b)	$76,091,407	$77,909,000
2,910,350	Herman Miller, Inc.	62,686,788	91,967,060
4,727,175	IDEX Corp. (b)	68,473,088	182,185,324
5,079,675	Steelcase Inc., Class A	62,841,980	93,973,988
		270,093,263	446,035,372
	Technology—6.88%
2,218,775	Anixter International Inc. (a) (b)	58,438,416	166,874,067
17,554,450	BearingPoint, Inc. (a) (b)	139,264,653	128,323,030
		197,703,069	295,197,097

	Total Common Stocks	2,980,621,722	4,037,593,013

Principal Amount	REPURCHASE AGREEMENTS—6.26%	Cost	Market Value

$193,076,537	Fixed Income Clearing Corporation, 4.50%, dated 6/29/2007, due 7/2/2007, repurchase price $193,148,941, (collateralized by U.S. Treasury Bonds, 7.125%-8.125%, due 2/15/2021-2/15/2023)	$193,076,537	$193,076,537

75,352,923	State Street Bank and Trust Co., 4.30%, dated 6/29/2007, due 7/2/2007, repurchase price $75,379,925 (collateralized by U.S. Treasury Bonds, 6.25% due 08/15/2023)	75,352,923	75,352,923
	Total Repurchase Agreements	268,429,460	268,429,460
	Total Investments—100.41%	$3,249,051,182	4,306,022,473
	Liabilities less Other Assets—(0.41%)		(17,590,894)
	NET ASSETS—100.00%		$4,288,431,579

(a)          Non-income producing.

(b)         Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

ARIELMUTUALFUNDS.COM

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/07	Low	High	2005 Actual Calendar	2006 Actual Calendar	2007 Estimated Calendar	2005 Actual P/E	2006 Actual P/E	2007 Estimated P/E	Market Cap. ($MM)

Invacare Corp.	IVC	18.33	17.24	25.80	1.86	1.45	1.42	9.9	12.6	12.9	586
Lee Enterprises, Inc.	LEE	20.86	20.50	35.65	2.11	1.90	2.52	9.9	11.0	8.3	961
ACCO Brands Corp.	ABD	23.05	17.95	27.45	1.03	1.00	1.29	22.4	23.1	17.9	1,264
BearingPoint, Inc.	BE	7.31	6.90	9.00	(3.59)	(1.01)	0.34	NM	NM	21.5	1,474
Chittenden Corp.	CHZ	34.95	24.60	36.00	1.77	1.83	1.78	19.7	19.1	19.6	1,563
Harte-Hanks, Inc.	HHS	25.68	22.35	28.78	1.34	1.39	1.41	19.2	18.5	18.2	1,911
Assured Guaranty Ltd.	AGO	29.56	24.40	31.99	2.61	2.12	2.42	11.3	13.9	12.2	2,001
Brady Corp.	BRC	37.14	30.50	40.88	1.85	2.18	2.33	20.1	17.0	15.9	2,004
Bio-Rad Laboratories, Inc.	BIO	75.57	62.66	88.54	3.51	3.65	3.27	21.5	20.7	23.1	2,014
Herman Miller, Inc.	MLHR	31.60	25.77	40.79	1.27	1.76	2.20	24.9	18.0	14.4	2,038
McClatchy Co.	MNI	25.31	24.20	44.95	3.44	3.13	1.94	7.4	8.1	13.0	2,075
Steelcase Inc.	SCS	18.50	13.22	20.72	0.45	0.72	1.03	41.1	25.9	18.0	2,670
Anixter International Inc.	AXE	75.21	44.42	76.75	2.43	4.23	5.18	31.0	17.8	14.5	2,769
IDEX Corp.	IEX	38.54	26.00	38.90	1.39	1.65	1.96	27.7	23.4	19.7	3,118
Career Education Corp.	CECO	33.77	17.60	36.68	2.32	1.55	1.36	14.6	21.8	24.8	3,207
Hewitt Associates, Inc.	HEW	32.00	19.01	32.20	1.29	(0.36)	1.29	24.8	NM	24.8	3,528
J.M. Smucker Co.	SJM	63.66	43.00	64.32	2.55	2.73	3.06	25.0	23.3	20.8	3,601
Jones Lang LaSalle Inc.	JLL	113.50	74.80	123.91	3.12	5.16	6.01	36.4	22.0	18.9	3,611
City National Corp.	CYN	76.09	63.18	78.54	4.60	4.66	4.87	16.5	16.3	15.6	3,731
HCC Insurance Holdings, Inc.	HCC	33.41	28.81	35.15	1.76	2.93	3.35	19.0	11.4	10.0	3,745
Markel Corp.	MKL	484.56	332.44	505.89	12.57	34.87	32.08	38.5	13.9	15.1	4,825
USG Corp.	USG	49.04	43.68	58.74	6.67	8.85	1.90	7.4	5.5	25.8	4,851
Janus Capital Group Inc.	JNS	27.84	15.50	29.83	0.52	0.66	0.98	53.5	42.2	28.4	5,159
Interpublic Group of Cos., Inc.	IPG	11.40	7.79	13.94	(0.69)	(0.19)	0.23	NM	NM	49.6	5,345
Equifax Inc.	EFX	44.42	30.15	44.88	1.79	2.01	2.47	24.8	22.1	18.0	5,553
Energizer Holdings, Inc.	ENR	99.60	53.79	102.00	4.07	4.53	5.55	24.5	22.0	17.9	5,622
Constellation Brands, Inc.	STZ	24.28	18.83	29.17	1.55	1.65	1.45	15.7	14.7	16.7	5,703
Black & Decker Corp.	BDK	88.31	66.04	96.07	6.90	6.55	6.67	12.8	13.5	13.2	5,802
IMS Health Inc.	RX	32.13	25.82	32.97	1.42	1.47	1.64	22.6	21.9	19.6	6,305
Mohawk Industries, Inc.	MHK	100.79	62.80	108.00	5.78	7.32	7.68	17.4	13.8	13.1	6,859
H&R Block, Inc.	HRB	23.37	18.31	24.95	1.71	1.33	1.45	13.7	17.6	16.1	7,554
Royal Carribean Cruises Ltd.	RCL	42.98	32.47	46.36	3.03	2.95	3.05	14.2	14.6	14.1	9,101

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of June 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2007 stock price. NM=Not Meaningful.

QUARTERLY REPORT JUNE 30, 2007

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

Composition of Equity Holdings

	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Consumer Discretionary & Services	40.2%	11.7%	17.4%	11.9%

Financial Services	32.5%	32.1%	21.1%	21.8%

Health Care	11.1%	2.2%	7.4%	11.9%

Consumer Staples	5.7%	5.7%	4.3%	7.3%

Materials & Processing	4.4%	8.6%	8.4%	3.7%

Producer Durables	4.3%	5.7%	7.2%	4.6%

Technology	1.8%	6.5%	10.9%	13.0%

Utilities	0.0%	15.1%	9.0%	8.0%

Other Energy	0.0%	4.5%	8.0%	4.0%

Autos & Transportation	0.0%	3.9%	3.9%	2.4%

Other	0.0%	2.6%	1.8%	4.8%

Integrated Oils	0.0%	1.3%	0.6%	6.7%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.8%
Cash & Other	0.2%

Expense Ratio

As of 9/30/06	1.16%

Average Annual Total Returns as of June 30, 2007

	2nd Quarter	YTD	1 Year	3 Year	5 Year	10 Year	Life of Fund

Ariel Appreciation Fund	7.86%	9.93%	23.47%	11.05%	10.49%	12.33%	12.78%
Russell Midcap Value Index	3.65%	8.69%	22.09%	19.32%	17.17%	13.06%	14.13%
Russell Midcap Index	5.30%	9.90%	20.83%	17.16%	16.39%	11.86%	13.43%
S&P 500 Index	6.28%	6.96%	20.59%	11.68%	10.71%	7.13%	11.04%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

	Top Ten Equity Holdings

1	Accenture Ltd Global management consulting, technology services and outsourcing firm	4.8%

2	Mohawk Industries, Inc. Manufacturer and distributor of floor coverings	4.5%

3	Pitney Bowes Inc. Manufacturer of mailing equipment	4.3%

4	Carnival Corp. Worldwide cruise company	4.3%

5	CBS Corp. Mass media company	4.2%

6	Northern Trust Corp. Global private wealth and institutional trust company	4.1%

7	Baxter International Inc. Diversified health care manufacturer	4.0%

8	IMS Health Inc. Provider of health care data	3.6%

9	Gannett Co., Inc. Diversified news and information company	3.6%

10	Black & Decker Corp. Manufacturer of power tools and accessories	3.6%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

800-292-7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—99.81%	Cost	Market Value

	Consumer Discretionary & Services—40.16%
3,072,600	Accenture Ltd, Class A	$46,189,960	$131,783,814
1,102,300	Black & Decker Corp.	46,231,739	97,344,113
2,403,750	Carnival Corp.	91,641,903	117,230,887
3,418,600	CBS Corp., Class B	85,442,944	113,907,752
1,772,750	Gannett Co., Inc.	102,063,515	97,412,613
1,772,875	Harte-Hanks, Inc.	26,291,077	45,527,430
1,958,700	Hewitt Associates, Inc., Class A (a)	54,646,650	62,678,400
4,321,925	Interpublic Group of Cos., Inc.(a)	38,395,852	49,269,945
1,086,800	Mattel, Inc.	17,134,011	27,485,172
1,994,100	McClatchy Co., Class A	93,813,573	50,470,671
1,211,800	Mohawk Industries, Inc. (a)	88,841,103	122,137,322
1,664,600	Omnicom Group Inc.	53,158,170	88,090,632
2,934,600	YUM! Brands, Inc.	34,541,737	96,020,112
		778,392,234	1,099,358,863
	Consumer Staples—5.71%
1,157,172	Clorox Co.	50,904,108	71,860,381
3,483,300	Constellation Brands, Inc. (a)	76,279,283	84,574,524
		127,183,391	156,434,905
	Financial Services—32.45%
1,510,100	Aflac Inc.	68,965,115	77,619,140
1,116,900	City National Corp.	79,953,218	84,984,921
1,313,400	Countrywide Financial Corp.	48,876,857	47,742,090
726,822	Dun & Bradstreet Corp.	18,040,486	74,848,130
1,888,800	Equifax Inc.	41,321,942	83,900,496
650,200	Franklin Resources, Inc.	23,261,691	86,131,994
3,421,200	H&R Block, Inc.	81,116,860	79,953,444
1,746,700	HCC Insurance Holdings, Inc.	53,848,775	58,357,247
3,412,800	Janus Capital Group Inc.	39,454,904	95,012,352
1,747,500	Northern Trust Corp.	56,270,963	112,259,400
1,684,800	T. Rowe Price Group, Inc.	30,041,105	87,424,272
		541,151,916	888,233,486
	Health Care—11.02%
1,949,350	Baxter International Inc.	42,861,921	109,826,379
3,105,060	IMS Health Inc.	49,619,587	99,765,578
1,781,954	Thermo Fisher Scientific Inc. (a)	28,662,350	92,162,661
		121,143,858	301,754,618
	Materials & Processing—4.39%
648,300	Energizer Holdings, Inc. (a)	52,145,998	64,570,680
1,133,400	USG Corp. (a)	55,228,835	55,581,936
		107,374,833	120,152,616

QUARTERLY REPORT JUNE 30, 2007

Number of Shares	COMMON STOCKS—99.81% (cont’d)	Cost	Market Value

	Producer Durables—4.32%
2,527,675	Pitney Bowes Inc.	$93,933,572	$118,345,743

	Technology—1.76%
640,800	Anixter International Inc. (a)	40,775,771	48,194,568

	Total Common Stocks	1,809,955,575	2,732,474,799

Principal Amount	REPURCHASE AGREEMENT—0.45%	Cost	Market Value

$12,180,069	Fixed Income Clearing Corporation, 4.50%, dated 6/29/2007, due 7/2/2007, repurchase price $12,184,637, (collateralized by U.S. Treasury Bond, 7.125%, due 2/15/2023)	12,180,069	12,180,069
	Total Investments—100.26%	$1,822,135,644	2,744,654,868
	Liabilities less Other Assets—(0.26%)		(7,033,036)
	NET ASSETS—100.00%		$2,737,621,832

(a) Non-income producing.

    A category may contain multiple industries as defined by the Standard Industrial Classification system.

    See Notes to Schedules of Investments.

ARIELMUTUALFUNDS.COM

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/07	Low	High	2005 Actual Calendar	2006 Actual Calendar	2007 Estimated Calendar	2005 Actual P/E	2006 Actual P/E	2007 Estimated P/E	Market Cap. ($MM)

Harte-Hanks, Inc.	HHS	25.68	22.35	28.78	1.34	1.39	1.41	19.2	18.5	18.2	1,911
McClatchy Co.	MNI	25.31	24.20	44.95	3.44	3.13	1.94	7.4	8.1	13.0	2,075
Anixter International Inc.	AXE	75.21	44.42	76.75	2.43	4.23	5.18	31.0	17.8	14.5	2,769
Hewitt Associates, Inc.	HEW	32.00	19.01	32.20	1.29	(0.36)	1.29	24.8	NM	24.8	3,528
City National Corp.	CYN	76.09	63.18	78.54	4.60	4.66	4.87	16.5	16.3	15.6	3,731
HCC Insurance Holdings, Inc.	HCC	33.41	28.81	35.15	1.76	2.93	3.35	19.0	11.4	10.0	3,745
USG Corp.	USG	49.04	43.68	58.74	6.67	8.85	1.90	7.4	5.5	25.8	4,851
Janus Capital Group Inc.	JNS	27.84	15.50	29.83	0.52	0.66	0.98	53.5	42.2	28.4	5,159
Interpublic Group of Cos., Inc.	IPG	11.40	7.79	13.94	(0.69)	(0.19)	0.23	NM	NM	49.6	5,345
Equifax Inc.	EFX	44.42	30.15	44.88	1.79	2.01	2.47	24.8	22.1	18.0	5,553
Energizer Holdings, Inc.	ENR	99.60	53.79	102.00	4.07	4.53	5.55	24.5	22.0	17.9	5,622
Constellation Brands, Inc.	STZ	24.28	18.83	29.17	1.55	1.65	1.45	15.7	14.7	16.7	5,703
Black & Decker Corp.	BDK	88.31	66.04	96.07	6.90	6.55	6.67	12.8	13.5	13.2	5,802
Dun & Bradstreet Corp.	DNB	102.98	65.03	104.62	3.47	3.97	4.63	29.7	25.9	22.2	6,117
IMS Health Inc.	RX	32.13	25.82	32.97	1.42	1.47	1.64	22.6	21.9	19.6	6,305
Mohawk Industries, Inc.	MHK	100.79	62.80	108.00	5.78	7.32	7.68	17.4	13.8	13.1	6,859
H&R Block, Inc.	HRB	23.37	18.31	24.95	1.71	1.33	1.45	13.7	17.6	16.1	7,554
Clorox Co.	CLX	62.10	56.17	69.36	2.72	3.16	3.47	22.8	19.7	17.9	9,424
Mattel, Inc.	MAT	25.29	15.81	29.71	1.20	1.41	1.54	21.1	17.9	16.4	9,979
Pitney Bowes Inc.	PBI	46.82	40.38	49.70	2.46	2.69	2.92	19.0	17.4	16.0	10,295
Gannett Co., Inc.	GCI	54.95	51.65	63.50	4.99	4.90	4.70	11.0	11.2	11.7	12,897
T. Rowe Price Group, Inc.	TROW	51.89	34.87	55.21	1.58	1.90	2.43	32.8	27.3	21.4	13,785
Northern Trust Corp.	NTRS	64.24	52.62	66.15	2.64	3.00	3.47	24.3	21.4	18.5	14,095
YUM! Brands, Inc.	YUM	32.72	22.11	34.50	1.32	1.46	1.66	24.8	22.4	19.7	17,145
Omnicom Group Inc.	OMC	52.92	42.06	54.68	2.18	2.57	2.95	24.3	20.6	17.9	17,816
Countrywide Financial Corp.	CFC	36.35	32.20	45.26	4.10	4.30	3.77	8.9	8.5	9.6	21,490
Thermo Fisher Scientific Inc.	TMO	51.72	34.50	55.25	1.54	1.82	2.43	33.6	28.4	21.3	21,822
CBS Corp.	CBS	33.32	25.53	34.02	1.59	1.80	1.88	21.0	18.5	17.7	24,164
Aflac Inc.	AFL	51.40	41.63	54.00	2.53	2.85	3.28	20.3	18.0	15.7	25,126
Accenture Ltd	ACN	42.89	27.36	44.03	1.50	1.73	2.05	28.6	24.8	20.9	25,444
Franklin Resources, Inc.	BEN	132.47	82.37	139.33	4.47	4.64	7.15	29.6	28.5	18.5	33,062
Baxter International Inc.	BAX	56.34	36.14	58.29	1.99	2.30	2.62	28.3	24.5	21.5	36,675
Carnival Corp.	CCL	48.77	36.69	52.73	2.75	2.79	2.96	17.7	17.5	16.5	38,772

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of June 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2007 stock price. NM=Not Meaningful.

QUARTERLY REPORT JUNE 30, 2007

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

Composition of Equity Holdings

	Ariel Focus Fund†	Russell 1000 Value Index	Russell 1000 Index	S&P 500 Index

Consumer Discretionary & Services	26.6%	7.7%	12.9%	11.9%

Financial Services	20.3%	34.2%	21.8%	21.8%

Other	13.7%	6.3%	4.4%	4.8%

Technology	13.2%	3.4%	12.4%	13.0%

Health Care	11.3%	7.1%	11.6%	11.9%

Consumer Staples	5.9%	5.9%	6.6%	7.3%

Autos & Transportation	5.8%	1.7%	2.5%	2.4%

Materials & Processing	3.2%	4.9%	4.6%	3.7%

Utilities	0.0%	13.0%	7.8%	8.0%

Integrated Oils	0.0%	10.4%	5.8%	6.7%

Producer Durables	0.0%	2.9%	4.9%	4.6%

Other Energy	0.0%	2.7%	4.7%	4.0%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	95.7%
Cash & Other	4.3%

Expense Ratio

Net	1.25	%*
Gross	2.20	%*

* As of 9/30/06

Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2008. After that date, there is no assurance that such expenses will be limited.

Average Annual Total Returns as of June 30, 2007

	2nd Quarter	YTD	1 Year	Life of Fund

Ariel Focus Fund	6.54%	5.44%	18.90%	11.50%
Russell 1000 Value Index	4.93%	6.23%	21.87%	16.49%
Russell 1000 Index	5.90%	7.18%	20.43%	14.23%
S&P 500 Index	6.28%	6.96%	20.59%	14.03%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

	Top Ten Equity Holdings

1	Berkshire Hathaway Inc. Global insurance and investment firm	6.9%

2	International Business Machines Corp. Worldwide provider of computer products and services	6.9%

3	Tyco International Ltd. Manufacturing conglomerate	6.2%

4	Dell Inc. Global computer and technology provider	5.8%

5	Constellation Brands, Inc. Leading producer and marketer of alcohol beverage brands	5.6%

6	Toyota Motor Corp. Global auto manufacturer	5.5%

7	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	4.6%

8	Carnival Corp. Worldwide cruise company	4.6%

9	Black & Decker Corp. Manufacturer of power tools and accessories	4.4%

10	H&R Block, Inc. Tax, investment and mortgage services provider	4.3%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

800-292-7435

Ariel Focus Fund Schedule of Investments	June 30, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—95.70%	Cost	Market Value

	Autos & Transportation—5.52%
18,800	Toyota Motor Corp., ADR	$1,847,725	$2,366,544

	Consumer Discretionary & Services—25.45%
35,700	Accenture Ltd, Class A	871,423	1,531,173
21,500	Black & Decker Corp.	1,859,011	1,898,665
40,200	Carnival Corp.	1,944,787	1,960,554
62,300	Hewitt Associates, Inc., Class A(a)	1,588,964	1,993,600
45,400	Home Depot, Inc.	1,753,696	1,786,490
33,000	Omnicom Group Inc.	1,535,977	1,746,360
		9,553,858	10,916,842
	Consumer Staples—5.61%
99,100	Constellation Brands, Inc.(a)	2,029,861	2,406,148

	Financial Services—19.39%
35,400	Aflac Inc.	1,609,080	1,819,560
33,300	Citigroup Inc.	1,612,669	1,707,957
79,400	H&R Block, Inc.	1,779,956	1,855,578
36,100	JPMorgan Chase & Co.	1,507,114	1,749,045
19,700	UBS AG	1,279,243	1,182,197
		7,788,062	8,314,337
	Health Care—10.85%
50,400	IMS Health Inc.	1,256,705	1,619,352
29,800	Johnson & Johnson	1,866,024	1,836,276
46,900	Pfizer Inc	1,183,311	1,199,233
		4,306,040	4,654,861
	Materials & Processing—3.11%
27,200	USG Corp.(a)	1,295,720	1,333,888

	Other—13.11%
826	Berkshire Hathaway Inc., Class B(a)	2,598,715	2,977,730
78,300	Tyco International Ltd.(b)	2,103,483	2,645,757
		4,702,198	5,623,487
	Technology—12.66%
87,000	Dell Inc.(a)	2,120,519	2,483,850
28,000	International Business Machines Corp.	2,309,004	2,947,000
		4,429,523	5,430,850
	Total Common Stocks	35,952,987	41,046,957

Principal Amount	REPURCHASE AGREEMENT—2.26%	Cost	Market Value

$968,772	Fixed Income Clearing Corporation, 4.50%, dated 6/29/2007, due 7/2/2007, repurchase price $969,135, (collateralized by U.S. Treasury Bond, 7.125%, due 2/15/2023)	$968,772	$968,772
	Total Investments—97.96%	$36,921,759	42,015,729
	Other Assets less Liabilities—2.04%(c)		875,393
	NET ASSETS—100.00%		$42,891,122

Number of Shares	WHEN ISSUED SECURITIES SOLD SHORT	Proceeds	Market Value

19,575	Tyco Electronics Ltd. (When Issued)(a) (b)	$772,418	$764,600

(a)           Non-income producing.

(b)          On June 8, 2007 Tyco International Ltd. (TYC) approved the spin-offs of its health care and electronics businesses. Shareholders of TYC as of record date  June 18,  2007, will receive 1 share of Covidien Ltd and 1 share of Tyco Electronics for every 4 shares held on distribution date of July 2, 2007. TYC will also have a 4 for 1 reverse stock split as part of the spin-off transaction. The Fund sold Tyco Electronics Ltd. (When Issued) shares on June 26, 2007 for delivery on July 6, 2007.

(c)          Includes $790,000 cash segregated as collateral for when issued security sold short.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

QUARTERLY REPORT JUNE 30, 2007

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/07	Low	High	2005 Actual Calendar	2006 Actual Calendar	2007 Estimated Calendar	2005 Actual P/E	2006 Actual P/E	2007 Estimated P/E	Market Cap. ($MM)

Hewitt Associates, Inc.	HEW	32.00	19.01	32.20	1.29	(0.36)	1.29	24.8	NM	24.8	3,528
USG Corp.	USG	49.04	43.68	58.74	6.67	8.85	1.90	7.4	5.5	25.8	4,851
Constellation Brands, Inc.	STZ	24.28	18.83	29.17	1.55	1.65	1.45	15.7	14.7	16.7	5,703
Black & Decker Corp.	BDK	88.31	66.04	96.07	6.90	6.55	6.67	12.8	13.5	13.2	5,802
IMS Health Inc.	RX	32.13	25.82	32.97	1.42	1.47	1.64	22.6	21.9	19.6	6,305
H&R Block, Inc.	HRB	23.37	18.31	24.95	1.71	1.33	1.45	13.7	17.6	16.1	7,554
Omnicom Group Inc.	OMC	52.92	42.06	54.68	2.18	2.57	2.95	24.3	20.6	17.9	17,816
Aflac Inc.	AFL	51.40	41.63	54.00	2.53	2.85	3.28	20.3	18.0	15.7	25,126
Accenture Ltd	ACN	42.89	27.36	44.03	1.50	1.73	2.05	28.6	24.8	20.9	25,444
Carnival Corp.	CCL	48.77	36.69	52.73	2.75	2.79	2.96	17.7	17.5	16.5	38,772
Dell Inc.	DELL	28.55	18.95	28.86	1.29	1.18	1.32	22.1	24.2	21.6	65,094
Home Depot, Inc.	HD	39.35	32.85	42.01	2.58	2.78	2.49	15.3	14.2	15.8	77,638
UBS AG	UBS	60.01	48.34	66.26	5.55	4.94	5.56	10.8	12.1	10.8	116,467
International Business Machines Corp.	IBM	105.25	72.73	108.05	5.34	6.23	6.97	19.7	16.9	15.1	156,278
JPMorgan Chase & Co.	JPM	48.45	40.40	53.25	2.95	4.04	4.68	16.4	12.0	10.4	165,519
Berkshire Hathaway Inc.	BRK.B	3,605.00	2,978.00	3,825.00	185.00	199.86	191.53	19.5	18.0	18.8	168,920
Johnson & Johnson	JNJ	61.62	59.68	69.41	3.39	3.76	4.13	18.2	16.4	14.9	178,329
Pfizer Inc	PFE	25.57	22.16	28.60	2.03	2.08	2.14	12.6	12.3	11.9	179,457
Toyota Motor Corp.	TM	125.88	94.52	138.00	6.91	8.17	9.07	18.2	15.4	13.9	202,420
Citigroup Inc.	C	51.29	46.22	57.00	3.96	4.25	4.62	13.0	12.1	11.1	253,703
Tyco International Ltd.*	TYC	33.79	24.97	34.48	N/A	N/A	N/A	N/A	N/A	N/A	267,652

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of June 30, 2007 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and June 30, 2007 stock price. NM=Not Meaningful.

*      On July 2, 2007, Tyco International Ltd. divided into three companies—Tyco International, Tyco Electronics and Covidien Ltd.—and performed a 1-for-4 split. Therefore, earnings figures do not exist for the individual segments of the original company. N/A=Not Available.

ARIELMUTUALFUNDS.COM

Notes to Schedules of Investments	June 30, 2007 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant policies related to investments of the Funds held at June 30, 2007.

Investment Valuation — Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements — The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities Transactions — Securities transactions are accounted for on a trade date basis.

When Issued Securities Sold Short — Funds that engage in selling securities short are obligated to replace the security it does not own (the security is borrowed) by delivering the same security upon closing of the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon closing the short sale. See Ariel Focus Fund’s Schedule of Investments for when issued securities sold short. Ariel Focus Fund designated collateral consisting of cash sufficient to collateralize the market value of the short position.

Note Three | Transactions with Affiliated Companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2007, with affiliated companies:

					Nine Months Ended June 30, 2007
							Amount of
	Share Activity					Dividends	Gain (Loss)
Security Name	Balance September 30, 2006	Purchases	Sales	Balance June 30, 2007	Value at June 30, 2007	Credited to Income	Realized on Sale of Shares
ACCO Brands Corp.	3,014,900	365,100	—	3,380,000	$77,909,000	$—	$—
Anixter International Inc.	2,205,850	232,425	219,500	2,218,775	166,874,067	—	5,856,503
Assured Guaranty Ltd.	4,835,250	—	872,800	3,962,450	117,130,022	470,914	1,813,347
BearingPoint, Inc.	16,828,050	726,400	—	17,554,450	128,323,030	—	—
Career Education Corp. *	5,772,150	—	5,603,050	169,100	*	—	(33,465,645)
Chittenden Corp. *	2,440,750	—	1,220,975	1,219,775	*	1,401,125	5,904,844
Harte-Hanks, Inc.*	3,053,200	759,300	389,300	3,423,200	*	669,825	(307,214)
Herman Miller, Inc. *	3,478,900	344,250	912,800	2,910,350	*	410,576	7,391,498
Hewitt Associates, Inc.	7,496,050	—	—	7,496,050	239,873,600	—	—
IDEX Corp.^	3,151,450	1,575,725	—	4,727,175	182,185,324	1,512,696	—
Invacare Corp. *	2,961,275	—	981,600	1,979,675	*	65,377	(21,667,325)
Investors Financial Services Corp.*	3,705,400	—	3,705,400	—	—	176,007	90,613,949
Jones Lang LaSalle Inc.*	2,058,300	—	557,800	1,500,500	*	1,213,660	43,726,342
Markel Corp. *	517,625	—	76,700	440,925	*	—	7,484,990
Valassis Communications, Inc. *	2,399,150	—	2,399,150	—	—	—	(28,246,434)
					$912,295,043	$5,920,180	$79,104,855

* No longer an affiliated company as of June 30, 2007.

^ Purchases include 1,575,725 shares received due to dividend split during the period.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

QUARTERLY REPORT JUNE 30, 2007

BOARD OF TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
BERT N. MITCHELL , CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP	* Independent Trustee

800-292-7435

The Tortoise and the Hare

One day a fleet-footed Hare was making fun of a rather plodding Tortoise.
The Hare was surprised when the Tortoise laughed back.
“Speedy you may be,” said the Tortoise,
“But I challenge you to a race and I bet that I win.”

“Oh, for goodness’ sake,” said the Hare,
“It will be no contest at all.
In fact, I will dance rings around you all the way.”

When the time came, both started off together.
The Hare sped off from the start.
In fact, he ran so quickly that he soon left the Tortoise far behind.
He turned circles and flips as he raced ahead,
keen and proud of his speed and nimbleness.
Once the Hare reached the middle of the course,
he was so far ahead, he decided to take a nap.

While the Hare slept, the Tortoise plodded on
and on, straight toward the finish line.
Slowly, steadily, the Tortoise kept focused on his goal.
When the Hare awoke from his nap,
he was surprised that the Tortoise was nowhere in sight.
Racing to the finish line with all his proud speed,
he saw that it was too late.
The Tortoise was waiting there for him, a smile on his face.

–Aesop

Slow and Steady Wins the Race

Ariel Investment Trust

200 East Randolph Drive, Suite 2900

Chicago, Illinois 60601

800-292-7435

arielmutualfunds.com

TPI 07/07